EXHIBIT 10.2

SCOLR PHARMA, INC.

CONSENT, WAIVER AND

FORBEARANCE AGREEMENT

WHEREAS, in June 2011, SCOLR Pharma, Inc. (the “Company”) issued an aggregate original principal amount of $1,195,200 (the “Original Offering”) of its 8% Senior Secured Convertible Debentures due June 2013 (the “Original Debentures”) pursuant to a Securities Purchase Agreement among the Company and the Purchasers of the Original Debentures named therein (the “Securities Purchase Agreement”);

WHEREAS, in connection with the Original Offering, the Company granted the holders of the Original Debentures (the “Original Debenture Holders”) a security interest in substantially all of the Company’s assets, pursuant to a Security Agreement among the Original Debenture Holders, CSC Trust Company of Delaware, as agent for the Debenture Holders (the “Agent”) and the Company (the “Original Security Agreement,” and collectively with the Original Debentures, the Securities Purchase Agreement and the other documents or agreements executed in connection with the Debentures, the “Original Debenture Agreements”);

WHEREAS, on March 20, 2012, the Company incurred unsecured indebtedness evidenced by two Demand Promissory Notes, one in favor of Michael N. Taglich, a member of the Company’s Board of Directors, and the other in favor of Robert Taglich, his brother (each a “Taglich Note,” and together, the “Taglich Notes”), each in the original principal amount of $100,000;

WHEREAS, from time to time the Company may receive financial accommodations from its marketing and distribution services provider, Emerson Healthcare LLC in respect of the Company’s receivables invoiced to retailers of its nutritional products (the “Emerson Arrangement”);

WHEREAS, the Company intends to offer to accredited investors (the “Offering”) an amount of up to an additional $1,350,000 in aggregate original principal amount of the Company’s 8% Senior Secured Convertible Notes due June, 2013 (the “New Debentures”) on terms substantially as set forth in the Original Debentures and as described in the Confidential Private Placement Memorandum related to the Offering and included with this Waiver, Consent and Forbearance Agreement (the “Memorandum”).

WHEREAS, the Offering contemplates the execution and delivery of a Securities Purchase Agreement, joinder to the Security Agreement, and certain other documents or agreements with terms substantially the same as the Original Debenture Agreements (the New Debentures, collectively with such other documents, the “New Debenture Agreements”) ;

WHEREAS, pursuant to the Original Debenture Agreements, the Company is obligated to obtain the consent of the Original Debenture Holders prior to the incurrence of certain additional indebtedness;

WHEREAS, the Original Debentures contain, and the New Debentures will contain certain representations, agreements and covenants with which the Company may be in default, or with which the Company may be unable to maintain compliance for the foreseeable future, including, without limitation, covenants requiring compliance by the Company with its reporting obligations under the Securities Exchange Act of 1934, maintenance of availability of current public information within the meaning of Rule 144 under the Securities Act of 1933, as amended, maintenance of the Company’s eligibility for quotation on the OTC bulletin board, (the “Reporting Covenants”);

WHEREAS, the terms of the Original Debenture Agreements provide that consents of the holders of the Original Debentures, and waivers of provisions of the Debenture Agreements may be made effective as to all of the outstanding Debentures with the consent of the holders of at least sixty-seven percent (67%) of the aggregate outstanding principal amount of the Original Debentures (the “Requisite Original Holders”);

WHEREAS, the closing of the Offering is conditioned upon the Company’s receipt from the Requisite Original Holders of their (a) consent to complete the Offering on the terms described in the Memorandum and to incur the indebtedness evidenced by the New Debentures, (b) waiver of any existing and continuing defaults or breaches of the Reporting Covenants, (c) waiver of any default by the Company under the Original Debenture Agreements related to the issuance of the Taglich Notes or the Emerson Arrangement, and (d) waiver of and forbearance from asserting any breach or default of the Original Debentures arising from or relating to the Emerson Arrangement or any failure of the Company to comply with the Reporting Covenants through June 30, 2013;

WHEREAS, each New Debenture Holder shall, as a condition to the purchase of the New Debentures waive and forbear from asserting any breach or default under the New Debenture Agreements arising from or relating to any failure of the Company to comply with the Reporting Covenants through June 30, 2013;

WHEREAS, in consideration of the transactions contemplated by the New Offering, in its capacity as an Original Debenture Holder and as a subscriber for New Debentures (if applicable), the undersigned desires to provide the necessary consents, waivers and forbearance in connection with the Offering, as applicable;

NOW THEREFORE, in consideration of the foregoing, by its signature below, the undersigned acknowledges and agrees as follows:

1. The undersigned has received a copy of the Memorandum, including all documents referred to as exhibits or incorporated by reference therein, and has been given an opportunity to review and consult with independent advisors concerning the information included in such documents.

2. To the extent the undersigned is an Original Debenture Holder, the undersigned hereby:

(a) consents to the transactions contemplated by the Offering, including without limitation the Company’s incurrence of the additional indebtedness evidenced by the New Debentures;

(b) waives any breach of or event of default under the Original Debenture Agreements arising from or related to (i) the incurrence by the Company of the indebtedness evidenced by the Taglich Notes and (ii) the Emerson Arrangement; and

(c) waives and agrees to forbear from asserting any breach of or event of default under the Original Debenture Agreements arising from or relating to any failure of the Company to comply with the Reporting Covenants, whether any such breach or default previously occurred, is continuing, or arises or continues after the date hereof through June 30, 2013.

4. To the extent the undersigned has subscribed for New Debentures, the undersigned hereby waives and agrees to forbear from asserting any breach of or event of default under the New Debenture Agreements arising from or relating to (i) the Emerson Arrangement or (ii) failure of the Company to comply with the Reporting Covenants, whether any such breach or default previously occurred, is continuing, or arises or continues after the date hereof through June 30, 2013.

5. The waivers and other agreements set forth herein include the waiver of any and all penalty, liquidated damages, default interest and similar remedies or provisions set forth in the Original Debenture Agreements and the New Debenture Agreements, as applicable, which would otherwise apply to any breach or default herein waived.

6. All questions concerning the construction, validity, enforcement and interpretation of this Waiver, Consent and Forbearance Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Bennett H. Greenspon

Signature of Authorized Signatory of Holder:	/s/ Bennett H. Greenspon

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/22/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Lawrence D. Feldhacker

Signature of Authorized Signatory of Holder:	/s/ Lawrence D. Feldhacker

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Dennis Fortin

Signature of Authorized Signatory of Holder:	/s/ Dennis Fortin

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/26/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Samuel E. Leonard Trust

Signature of Authorized Signatory of Holder:	/s/ Samuel E. Leonard

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Andrew K. Light

Signature of Authorized Signatory of Holder:	/s/ Andrew K. Light

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Bibicoff Family Trust

Signature of Authorized Signatory of Holder:	/s/ Harvey Bibicoff

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/27/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Merle F. Stockley, Jr.

Signature of Authorized Signatory of Holder:	/s/ Merle F. Stockley, Jr.

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/26/12

1N WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Raymond M. Beebe and Joan P. Beebe, Joint Tenants

Signature of Authorized Signatory of Holder:	/s/ Raymond M. Beebe

Signature, if Joint Tenants or Tenants in Common:	/s/ Joan P. Beebe

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Donald V. Moline

Signature of Authorized Signatory of Holder:	/s/ Donald V. Moline

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/26/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Sterling Family Investment L.L.C.

Signature of Authorized Signatory of Holder:	/s/ Arthur D. Sterling

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/27/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Ray W. Cruz

Signature of Authorized Signatory of Holder:	/s/ Ray W. Cruz

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Robert P. Giesen

Signature of Authorized Signatory of Holder:	/s/ Robert P. Giesen

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/27/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Peter K. Nitz

Signature of Authorized Signatory of Holder:	/s/ Peter K. Nitz

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/26/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Sandra P. Nitz

Signature of Authorized Signatory of Holder:	/s/ Sandra P. Nitz

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/26/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Tom Hirsch and Maureen Hirsch

Signature of Authorized Signatory of Holder:	/s/ Tom Hirsch

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/26/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Randall S. Knox

Signature of Authorized Signatory of Holder:	/s/ Randall S. Knox

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Michael P. Hagerty

Signature of Authorized Signatory of Holder:	/s/ Michael P. Hagerty

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Andrew Hargroder

Signature of Authorized Signatory of Holder:	/s/ Andrew Hargroder

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Dale M. Mayol

Signature of Authorized Signatory of Holder:	/s/ Dale M. Mayol

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Shadow Capital LLC

Signature of Authorized Signatory of Holder:	/s/ B. Kent Garlinghouse

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Mark S. Bourque

Signature of Authorized Signatory of Holder:	/s/ Mark S. Bourque

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Kenneth E. King

Signature of Authorized Signatory of Holder:	/s/ Kenneth E. King

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	John W. Crow

Signature of Authorized Signatory of Holder:	/s/ John W. Crow

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	David G. Linville

Signature of Authorized Signatory of Holder:	/s/ David G. Linville

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Zanett Opportunity Fund, Ltd.

Signature of Authorized Signatory of Holder:	/s/ Zachary McAdoo

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	C. Mark Casey

Signature of Authorized Signatory of Holder:	/s/ C. Mark Casey

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Woodrow W. Gunter, II

Signature of Authorized Signatory of Holder:	/s/ Woodrow W. Gunter, II

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Charles B. Hilton

Signature of Authorized Signatory of Holder:	/s/ Charles B. Hilton

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	John S. Tschohl TOD

Signature of Authorized Signatory of Holder:	/s/ John S. Tschohl

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Douglas Friedrich and Melanie Friedrich JTWROS

Signature of Authorized Signatory of Holder:	/s/ Douglas Friedrich

Signature, if Joint Tenants or Tenants in Common:	/s/ Melanie Friedrich

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Junge Revocable Trust

Signature of Authorized Signatory of Holder:	/s/ John P. Junge

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	John R. Bertsch Trust

Signature of Authorized Signatory of Holder:	/s/ John R. Bertsch, Trustee

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/01/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Steven A. Boggs

Signature of Authorized Signatory of Holder:	/s/ Steven Boggs

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/01/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Norper Investments Inc.

Signature of Authorized Signatory of Holder:	/s/ Norman Perry

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Paul Seid

Signature of Authorized Signatory of Holder:	/s/ Paul Seid

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/02/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Glen R. Hubbard

Signature of Authorized Signatory of Holder:	/s/ Glen R. Hubbard

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/01/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Nationwide Fleet Services, Inc.

Signature of Authorized Signatory of Holder:	/s/ Kirt Fouque

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/25/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Wulf Paulick & Renate Paulick JT/WROS

Signature of Authorized Signatory of Holder:	/s/ Wulf Paulick

Signature, if Joint Tenants or Tenants in Common:	/s/ Renate Paulick

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/1/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Sterling Family Investment L.L.C.

Signature of Authorized Signatory of Holder:	/s/ Arthur D. Sterling

Signature, if Joint Tenants or Tenants in Common:	/s/ Marie E. Sterling

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/27/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Mark Ravich

Signature of Authorized Signatory of Holder:	/s/ Mark Ravich

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/2/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Robert F. Taglich

Signature of Authorized Signatory of Holder:	/s/ Robert F. Taglich

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/1/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Michael N. Taglich

Signature of Authorized Signatory of Holder:	/s/ Michael N. Taglich

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/2/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Mark E. Vaughan and Andrea G. Vaughan

Signature of Authorized Signatory of Holder:	/s/ Mark E. Vaughan

Signature, if Joint Tenants or Tenants in Common:	/s/ Andrea G. Vaughan

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/17/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	William M. Stokes or Rebecca A. Stokes JTWROS

Signature of Authorized Signatory of Holder:	/s/ William M. Stokes

Signature, if Joint Tenants or Tenants in Common:	/s/ Rebecca A. Stokes

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/9/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	The Family Revocable Living Trust UAD 4/11/11 Mark C Ladendorf & Debra L Ladendorf TTEES

Signature of Authorized Signatory of Holder:	/s/ Mark C. Ladendorf

Signature, if Joint Tenants or Tenants in Common:	/s/ Debra L. Ladendorf

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/11/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	David Frank Rios & Margaret Jo Rios 1999 Trust DTD 6/22/99

Signature of Authorized Signatory of Holder:	/s/ David Rios

Signature, if Joint Tenants or Tenants in Common:	/s/ Margaret Rios

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/15/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Frank Gimenez & Philomena Gimenez JTWROS

Signature of Authorized Signatory of Holder:	/s/ Frank Gimenez

Signature, if Joint Tenants or Tenants in Common:	/s/ Philomena Gimenez

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/17/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Gary A. Hafner and LeeAnn Hafner JT TEN

Signature of Authorized Signatory of Holder:	/s/ Gary A. Hafner

Signature, if Joint Tenants or Tenants in Common:	/s/ LeeAnn Hafner

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/17/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Robert Louis Fisher & Carroll Fisher JT TEN WROS

Signature of Authorized Signatory of Holder:	/s/ Robert Fisher

Signature, if Joint Tenants or Tenants in Common:	/s/ Carroll Fisher

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/14/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Edward J. Cook & Eleanor A. Cook JTWROS

Signature of Authorized Signatory of Holder:	/s/ Edward J. Cook

Signature, if Joint Tenants or Tenants in Common:	/s/ Eleanor Cook

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/20/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	George J. White & Debra A. White JT TEN WROS

Signature of Authorized Signatory of Holder:	/s/ George J. White

Signature, if Joint Tenants or Tenants in Common:	/s/ Debra A. White

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/21/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Thomas R Jennett & Jodi K Jennett JT TEN WROS

Signature of Authorized Signatory of Holder:	/s/ Thomas R. Jennett

Signature, if Joint Tenants or Tenants in Common:	/s/ Jodi K. Jennett

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/16/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Steven Farber

Signature of Authorized Signatory of Holder:	/s/ Steven Farber

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/21/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	James J. McEntee

Signature of Authorized Signatory of Holder:	/s/ James J. McEntee

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Herb B. Grimes

Signature of Authorized Signatory of Holder:	/s/ Herb B. Grimes

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/15/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	WAFGAL Limited

Signature of Authorized Signatory of Holder:	/s/ Bruce Campbell

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Foutch Family Living Trust UAD 10/20/08 Carolyn Foutch TTEE

Signature of Authorized Signatory of Holder:	/s/ Carolyn L. Foutch

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/2/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	John R. Worthington TR John R. Worthington Trust U A Dated 3/28/00

Signature of Authorized Signatory of Holder:	/s/ John R. Worthington

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/7/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Justin Gasarch

Signature of Authorized Signatory of Holder:	/s/ Justin Gasarch

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/8/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Tad Wilson

Signature of Authorized Signatory of Holder:	/s/ Tad Wilson

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/9/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Steven A. Foxx

Signature of Authorized Signatory of Holder:	/s/ Steven A. Foxx

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/10/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Louis and Judith Miller Family Trust Louis & Judith Miller TTEES

Signature of Authorized Signatory of Holder:	/s/ Louis G. Miller

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/10/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Russell Bernier

Signature of Authorized Signatory of Holder:	/s/ Russell Bernier

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/14/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Kyle Buchakjian

Signature of Authorized Signatory of Holder:	/s/ Kyle Buchakjian

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/14/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Ashok Kumar Narang

Signature of Authorized Signatory of Holder:	/s/ Ashok Kumar Narang

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/14/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Robert W. Main TTEE Under the Robert W. Main Trust DTD 9/7/05

Signature of Authorized Signatory of Holder:	/s/ Robert W. Main

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/7/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Robert L. Debruyn Trust UAD 10/5/94 Robert L. Debruyn & Tracey H. Debruyn TTEE

Signature of Authorized Signatory of Holder:	/s/ Robert Debruyn

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/13/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Tracey H. Debruyn Trust UAD 10/5/94 Tracey H. Debruyn & Robert L. Debruyn TTEE

Signature of Authorized Signatory of Holder:	/s/ Tracey H. Debruyn

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/13/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Patricia Tschohl TODD TD 5/4/6

Signature of Authorized Signatory of Holder:	/s/ Patricia Tschohl

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/10/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Peter Fitzpatrick

Signature of Authorized Signatory of Holder:	/s/ Peter Fitzpatrick

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/17/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Howard A. Kalka

Signature of Authorized Signatory of Holder:	/s/ Howard A. Kalka

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/12/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Arthur H. Finnel

Signature of Authorized Signatory of Holder:	/s/ Arthur H. Finnel

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/14/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Wallace P. Parker JR TOD DTD 12/23/05

Signature of Authorized Signatory of Holder:	/s/ Wallace P. Parker

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/22/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Ross Mattis Properties, LLC

Signature of Authorized Signatory of Holder:	/s/ Dean Robinson

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/24/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	John J. Resich JR TTEE John J. Resich JR RET Trust

Signature of Authorized Signatory of Holder:	/s/ John J. Resich Jr.

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/22/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Bruce Newell

Signature of Authorized Signatory of Holder:	/s/ Bruce Newell

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Leonard P. Gartner Revocable Trust UAD 1/5/12 Leonard P. Gartner TTEE

Signature of Authorized Signatory of Holder:	/s/ Leonard P. Gartner

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	06/1/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Ann B. Oldfather

Signature of Authorized Signatory of Holder:	/s/ Ann B. Oldfather

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	Robert Koski

Signature of Authorized Signatory of Holder:	/s/ Robert Koski

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	04/30/12

IN WITNESS WHEREOF, the undersigned has executed this Consent, Waiver and Forbearance Agreement as of the date written below.

Name of Holder:	The Shirley J. Lewis Marital Trust B UAD 6/26/01 Guy W. Lewis TTEE

Signature of Authorized Signatory of Holder:	/s/ Guy W. Lewis

Signature, if Joint Tenants or Tenants in Common:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:	05/17/12